UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 25, 2004

BEAR STEARNS ASSET BACKED SECURITIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission File Number)	13-3836437 (IRS Employer Identification No.)
383 Madison Avenue, New York, New York, (Address of principal executive offices)	10179 (Zip Code)

Registrant's telephone number, including area code 212-272-2000

(Former name or former address, if changed since last report.)

Item 5. Other Events and Regulation FD Disclosure.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Bear Stearns Asset Backed Securities Trust 2004-HE1, Asset Backed Certificates, Series 2004-HE1, which was made on March 25, 2004.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 5.05 of the Pooling and Servicing Agreement for the distribution on March 25, 2004.
(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION IN ITS CAPACITY AS TRUSTEE UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF BEAR STEARNS ASSET BACKED SECURITIES, INC., REGISTRANT

Date: March 29, 2004	By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Administrator:
Megan Olson 312.904.6709
megan.olson@abnamro.com
Analyst:
Elizabeth Kwon 714.238.6752
elizabeth.kwon@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Status Summary Part I
Asset-Backed Facts ~ 15 Month Status Summary Part II
Asset-Backed Facts ~ 15 Month Payoff/Loss Summary
Realized Loss Detail
Page 2-5
Page 6-9

Page 12-15

Page 17-20

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
BS004HE1
BS004HE1_200403_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
30-Jan-04
25-Feb-04
27-Feb-34
Parties to The Transaction
Underwriter: Bear Stearns & Co. Inc.
Master Servicer: EMC Mortgage Corporation
Rating Agency: Standard & Poor's Rating Services/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.emcmortgagecorp.com
www.etrustee.net

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.522578%
1.090000%
1.090000%
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
342
REMIC II
Statement Date:
ABN AMRO Acct: 721675.1
989.001590952
82.658519622
0.000000000
906.343071330
1.027737546
1.290000000%
0.00
0.00
0.000000000
1.29000000%
0.000000000
07384YPS9
I-A-1
53,358,000.00
52,771,146.89
4,410,493.29
0.00
48,360,653.60
54,838.02
1000.000000000
0.000000000
0.000000000
1000.000000000
1.401666628
1.740000000%
0.00
0.00
0.000000000
1.74000000%
0.000000000
07384YPT7
I-A-2
42,697,000.00
42,697,000.00
0.00
0.00
42,697,000.00
59,846.96
956.910723324
18.488182955
0.000000000
938.422540369
1.086891132
1.410000000%
0.00
0.00
0.000000000
1.41000000%
0.000000000
07384YPU4
II-A-1
136,799,000.00
130,904,430.04
2,529,164.94
0.00
128,375,265.10
148,685.62
956.910723732
18.488182775
0.000000000
938.422540957
1.187101125
1.540000000%
0.00
0.00
0.000000000
1.54000000%
0.000000000
07384YPV2
II-A-2
15,199,000.00
14,544,086.09
281,001.89
0.00
14,263,084.20
18,042.75
996.613780744
16.952552317
0.000000000
979.661228427
1.131987173
1.410000000%
0.00
0.00
0.000000000
1.41000000%
0.000000000
07384YPW0
III-A
149,378,000.00
148,872,173.34
2,532,338.36
0.00
146,339,834.98
169,093.98
1000.000000000
0.000000000
0.000000000
1000.000000000
1.401666716
1.740000000%
0.00
0.00
0.000000000
1.74000000%
0.000000000
07384YPX8
M-1
33,851,000.00
33,851,000.00
0.00
0.00
33,851,000.00
47,447.82
1000.000000000
0.000000000
0.000000000
1000.000000000
1.925277870
2.390000000%
0.00
0.00
0.000000000
2.39000000%
0.000000000
07384YPY6
M-2
27,081,000.00
27,081,000.00
0.00
0.00
27,081,000.00
52,138.45
1000.000000000
0.000000000
0.000000000
1000.000000000
2.086389015
2.590000000%
0.00
0.00
0.000000000
2.59000000%
0.000000000
07384YPZ3
M-3
8,776,000.00
8,776,000.00
0.00
0.00
8,776,000.00
18,310.15
1000.000000000
0.000000000
0.000000000
1000.000000000
2.287777266
2.840000000%
0.00
0.00
0.000000000
2.84000000%
0.000000000
07384YQA7
M-4
6,519,000.00
6,519,000.00
0.00
0.00
6,519,000.00
14,914.02
1000.000000000
0.000000000
0.000000000
1000.000000000
2.489166667
3.090000000%
0.00
0.00
0.000000000
3.09000000%
0.000000000
07384YQB5
M-5
7,272,000.00
7,272,000.00
0.00
0.00
7,272,000.00
18,101.22
1000.000000000
0.000000000
0.000000000
1000.000000000
4.100277601
5.090000000%
0.00
0.00
0.000000000
5.09000000%
0.000000000
07384YQC3
M-6
6,268,000.00
6,268,000.00
0.00
0.00
6,268,000.00
25,700.54
1000.000000000
0.000000000
0.000000000
1000.000000000
157.698036995
0.00
0.00
0.000000000
0.00000000%
0.000000000
07384YQD1
CE
14,292,725.09
14,292,725.09
0.00
0.00
14,292,725.09
2,253,934.69
1000.000000000
0.000000000
0.000000000
1000.000000000
1081040.000000000
0.00
108,104.00
1081040.000000000
N/A
0.000000000
N
07384YQE9
P
100.00
100.00
0.00
0.00
100.00
108,104.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQF6
R-I
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQG4
R-II
0.00
0.00
0.00
0.00
0.00
0.00
23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.522578%
1.090000%
1.090000%
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
342
REMIC II
Statement Date:
ABN AMRO Acct: 721675.1
Total P&I Payment
0.00
108,104.00
501,490,725.09
493,848,561.45
12,742,156.70
Total
484,095,562.97
9,752,998.48
0.00
2,989,158.22
23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.522578%
1.090000%
1.090000%
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
342
REMIC III
Statement Date:
ABN AMRO Acct: 721675.1
1000.000000000
0.000000000
0.000000000
1000.000000000
157.698036995
0.00
2,253,934.69
157.698036995
N/A
0.000000000
07384YQD1
CE
14,292,725.09
14,292,725.09
0.00
0.00
14,292,725.09
2,253,934.69
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSP747
R-III
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
2,253,934.69
14,292,725.09
14,292,725.09
2,253,934.69
Total
14,292,725.09
0.00
0.00
2,253,934.69
23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Current Index:
Next Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
7.522578%
1.090000%
1.090000%
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Bear Stearns Asset Backed Securities Trust
Asset-Backed Certificates
Series 2004-HE1
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
342
REMIC IV
Statement Date:
ABN AMRO Acct: 721675.1
1000.000000000
0.000000000
0.000000000
1000.000000000
1081040.000000000
0.00
108,104.00
1081040.000000000
N/A
0.000000000
07384YQE9
P
100.00
100.00
0.00
0.00
100.00
108,104.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
07384YQH2
RX
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
108,104.00
100.00
100.00
108,104.00
Total
100.00
0.00
0.00
108,104.00
23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Cash Reconciliation Summary
Statement Date:
Interest Summary
Total Trustee Fees
Available Interest
2,996,601.82
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
412,868.21
53,566.44
9,286,563.83
0.00
0.00
0.00
12,751,081.85
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
493,848,561.45
412,868.21
9,340,130.27
0.00
0.00
0.00
484,095,562.97
3,236
47
0
0
3,189
205,770.23
Extra Principal
Trigger Event
No
0.00
9,752,998.48
Overcollateralization Amount
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
2,996,601.82
0.00
9,340,130.27
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(1,481.55
2,998,083.37
Total Fees
214,790.89
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class III-A Policy - Interest
Class III-A Policy - Principal
0.69%
Total LPMI Fee
95.50
1,481.55
7,443.61

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Cash Reconciliation Summary
Statement Date:
Fixed Loans
Interest Summary
Total Trustee Fees
Available Interest
905,176.37
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
151,687.28
33,169.52
2,633,658.01
0.00
0.00
0.00
3,724,134.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
147,738,519.95
151,687.28
2,666,827.53
0.00
0.00
0.00
144,920,005.14
1,287
10
0
0
1,273
61,557.72
Extra Principal
Trigger Event
No
0.00
2,818,514.81
Overcollateralization Amount
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
905,176.37
0.00
2,666,827.53
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(443.22
905,619.59
Total Fees
62,000.93
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class III-A Policy - Interest
Class III-A Policy - Principal
0.69%
Total LPMI Fee
0.00
443.22
0.00

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Cash Reconciliation Summary
Statement Date:
228 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
1,993,491.69
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
248,365.36
19,720.25
6,200,291.17
0.00
0.00
0.00
8,462,859.05
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
330,192,883.61
248,365.36
6,220,011.42
0.00
0.00
0.00
323,724,506.83
1,863
4
0
0
1,832
137,580.37
Extra Principal
Trigger Event
No
0.00
6,468,376.78
Overcollateralization Amount
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
1,993,491.69
0.00
6,220,011.42
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(990.58
1,994,482.27
Total Fees
138,666.45
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class III-A Policy - Interest
Class III-A Policy - Principal
0.69%
Total LPMI Fee
95.50
990.58
0.00

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Cash Reconciliation Summary
Statement Date:
327 ARM Loans
Interest Summary
Total Trustee Fees
Available Interest
97,933.76
Fee Summary
Total Servicing Fees
Principal Summary
Scheduled Principal Distribution
Unscheduled:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Unscheduled Principal Distribution
Remittance Principal
Servicer Wire Amount
12,815.57
676.67
452,614.65
0.00
0.00
0.00
564,088.40
Pool Balance Summary
Beginning Pool
Scheduled Principal Distribution
Unscheduled Principal
Distribution
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance/Amount
Count
15,917,157.89
12,815.57
453,291.32
0.00
0.00
0.00
15,451,051.00
86
1
0
0
84
6,632.15
Extra Principal
Trigger Event
No
0.00
466,106.89
Overcollateralization Amount
14,292,725.09
Less Extra Principal
Remittance Interest
0.00
97,933.76
0.00
453,291.32
Less Mod Losses
Interest Due Trust
Total Trustee Fees
)
(47.75
97,981.51
Total Fees
6,679.90
Insurance Premium
Reimbursement Amount
Other
Total Reimbursement Amount
Rolling 3-Month Delinquency
0.00
0.00
Class III-A Policy - Interest
Class III-A Policy - Principal
0.69%
Total LPMI Fee
0.00
47.75
0.00

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Bond Interest Reconciliation
Prior
Other
Additions
Interest
Losses
Current
Cumulative
Accrual
Risk Carry-
forward Amt
Interest
Interest
Payment
Amount
Interest
Certificate
Interest
Losses
Shortfall
Int. Carry-
Proceeds
Risk Carry-
Certificate
Agreement
Amt Deposited
From YM
Method Days
Basis
Remaining
Statement Date:
Distributable
Prior
Applied Realized
Remaining
Int. Carry-
forward Amt
Principal
Principal
Extra
Prepayments
Shortfalls
Net
Cap
Rate
Y/N
0.00
0.00
0.00
I-A-1
29
54,838.02
0.00
54,838.02
54,838.02
Act/360
0.00
0.00
0.00
0.00
4,307,616.34
N
0.00
0.00
0.00
0.00
0.00
I-A-2
29
59,846.96
0.00
59,846.96
59,846.96
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
II-A-1
29
148,685.62
0.00
148,685.62
148,685.62
Act/360
0.00
0.00
0.00
0.00
2,385,425.95
N
0.00
0.00
0.00
0.00
0.00
II-A-2
29
18,042.75
0.00
18,042.75
18,042.75
Act/360
0.00
0.00
0.00
0.00
265,031.83
N
0.00
0.00
0.00
0.00
0.00
III-A
29
169,093.98
0.00
169,093.98
169,093.98
Act/360
0.00
0.00
0.00
0.00
2,382,056.15
N
0.00
0.00
0.00
0.00
0.00
M-1
29
47,447.82
0.00
47,447.82
47,447.82
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-2
29
52,138.45
0.00
52,138.45
52,138.45
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-3
29
18,310.15
0.00
18,310.15
18,310.15
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-4
29
14,914.02
0.00
14,914.02
14,914.02
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-5
29
18,101.22
0.00
18,101.22
18,101.22
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
M-6
29
25,700.54
0.00
25,700.54
25,700.54
Act/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
P
30
0.00
0.00
108,104.00
108,104.00
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
CE
30
2,253,934.69
0.00
2,253,934.69
2,253,934.69
30/360
0.00
0.00
0.00
0.00
0.00
N
0.00
0.00
0.00
0.00
0.00
0.00
2,881,054.22
2,989,158.22
2,989,158.22
0.00
0.00
0.00
0.00
9,340,130.27
0.00
0.00
(2) Principal Prepayments include the Extra Principal Amount
23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank
N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
R-I
07384YQF6
NR
NR
NR
I-A-1
07384YPS9
NR
Aaa
AAA
I-A-2
07384YPT7
NR
Aaa
AAA
II-A-1
07384YPU4
NR
Aaa
AAA
II-A-2
07384YPV2
NR
Aaa
AAA
III-A
07384YPW0
NR
Aaa
AAA
M-1
07384YPX8
NR
Aa2
AA
M-2
07384YPY6
NR
A2
A
M-3
07384YPZ3
NR
A3
A-
M-4
07384YQA7
NR
Baa1
BBB+
M-5
07384YQB5
NR
Baa2
BBB
M-6
07384YQC3
NR
Baa3
BBB-
CE
07384YQD1
NR
NR
NR
P
07384YQE9
NR
NR
NR
R-II
07384YQG4
NR
NR
NR
CE
07384YQD1
NR
NR
NR
R-III
9ABSP747
NR
NR
NR
P
07384YQE9
NR
NR
NR
RX
07384YQH2
NR
NR
NR

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
8.03%
8.04%
1.41%
1.24%
1
0.03%
363,144
0.08%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
256
38,939,395
45
6,015,084
0
0
0
0
2,887
438,777,940
90.53%
90.64%
0.06%
0.06%
0.03%
0.06%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
2
272,225
1
289,131
0
0
0
0
3,233
493,287,206
99.91%
99.89%

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
Fixed Loans
6.52%
6.30%
1.89%
1.45%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
83
9,134,741
24
2,095,309
0
0
0
0
1,166
133,689,955
91.59%
92.25%
0.00%
0.00%
0.08%
0.20%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
0
0
1
289,131
0
0
0
0
1,286
147,449,389
99.92%
99.80%

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
228 ARM Loans
8.95%
8.77%
1.15%
1.21%
1
0.05%
363,144
0.11%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
164
28,404,464
21
3,919,775
0
0
0
0
1,646
291,037,124
89.85%
89.90%
0.11%
0.08%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
2
272,225
0
0
0
0
0
0
1,861
329,920,659
99.89%
99.92%

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part I
Distribution
Date
REO
#
Balance
Statement Date:
Foreclosure
Delinq 3+ Months
Delinq 2 Months
Delinq 1 Month
Current
#
Balance
#
Balance
#
Balance
#
Balance
#
Balance
Delinquency Aging Categories
327 ARM Loans
10.71%
9.06%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Mar-04
9
1,400,190
0
0
0
0
0
0
75
14,050,861
89.29%
90.94%
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
25-Feb-04
0
0
0
0
0
0
0
0
86
15,917,158
100.00%
100.00%

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary Part II
Distribution
Date
Statement Date:
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance # Balance
# Balance
Current 31 - 60 Days 61 - 90 Days
90 + Days
# Balance # Balance
# Balance
# Balance
In Foreclosure and Delinquent
In Bankruptcy and Delinquent
In REO and Delinquent
25-Mar-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
25-Feb-04
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00% 0.00%
0.00% 0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
25-Mar-04
3,189
96.46%
484,095,563
96.53%
1.45%
1.88%
0
0.00%
0
0.00%
342
7.52%
7.02%
47
9,286,564
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
3,236
97.88%
493,848,561
98.48%
2.12%
1.44%
0
0.00%
0
0.00%
343
7.53%
7.03%
70
7,219,912
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
Fixed Loans
25-Mar-04
1,273
38.51%
144,920,005
28.90%
1.09%
1.78%
0
0.00%
0
0.00%
310
7.77%
7.27%
14
2,633,658
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
1,287
38.93%
147,738,520
29.46%
1.61%
1.05%
0
0.00%
0
0.00%
311
7.78%
7.28%
21
1,570,372
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
228 ARM Loans
25-Mar-04
1,832
55.41%
323,724,507
64.55%
1.66%
1.88%
0
0.00%
0
0.00%
356
7.43%
6.93%
31
6,200,291
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
1,863
56.35%
330,192,884
65.84%
2.51%
1.64%
0
0.00%
0
0.00%
357
7.44%
6.93%
48
5,524,747
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Ending Arrearage (1)
Balance
Insurance
Substitution
Liquidation
Proceeds
Proceeds
Proceeds
327 ARM Loans
25-Mar-04
84
2.54%
15,451,051
3.08%
2.33%
2.84%
0
0.00%
0
0.00%
355
7.13%
6.63%
2
452,615
0.00
0.00%
0.00
0.00
0.00
25-Feb-04
86
2.60%
15,917,158
3.17%
1.15%
0.78%
0
0.00%
0
0.00%
356
7.13%
6.62%
1
124,792
0.00
0.00%
0.00
0.00
0.00
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

Bear Stearns Asset Backed Securities Trust
Payment Date:
Prior Payment:
Next Payment:
Record Date:
25-Mar-04
25-Mar-04
25-Feb-04
26-Apr-04
24-Mar-04
Asset-Backed Certificates
Series 2004-HE1
ABN AMRO Acct: 721675.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
23-Mar-2004 - 11:53 (P707-P722, P747-P748) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..